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                                                                     RULE 497(e)
                                                              REG. NO. 333-37907

                       SUPPLEMENT DATED DECEMBER 14, 1998

                                     TO THE

                          PROSPECTUS DATED MAY 1, 1998
                  FOR THE FUTURITY VARIABLE AND FIXED ANNUITY
                  FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

             ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

The Prospectus is hereby modified as follows:

- Reference on pages 2 and 20 to Guarantee Period(s) "of from one to ten years" is changed to "up to ten years."

- Reference in the first paragraph of the "Guarantee Periods" section on page 20 to "end the number of calendar years" is changed to "end the number of calendar years or months, as applicable."

- The first paragraph of the "Dollar Cost Averaging" section on page 24 is deleted in its entirety and replaced with the following:

             The Participant may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to a designated Sub-Account or to the Fixed Account. Amounts allocated to the Fixed Account under the program will earn interest at a specified rated declared by the Company. Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Sub-Accounts chosen by the Participant, up to a maximum of 12. The program continues until the Participant's Account Value allocated to the program is depleted or the Participant elects to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

             Only initial and subsequent Purchase Payments (subject to a minimum of $1,000) may be allocated to a Fixed Account Dollar Cost Averaging Option. Previously applied amounts may only be transferred to a Sub-Account Dollar Cost Averaging Option. Only one Dollar Cost Averaging Option may be selected at the time of payment.

- Reference to "with a one year duration" is deleted from the first paragraph of the "Market Value Adjustment" section on page 28.

- Reference in the definition of J in the "Market Value Adjustment" section on page 29 to "(the "Current Rate")," is changed to "or in the case of Guarantee Periods less than a year, The Guarantee Period will equal the entire Guarantee Period (the "Current Rate"),".

- Moody's Investors Services, Inc.'s rating of the Company's financial strength, appearing in the "Competition" section on page 49, has been lowered from Aa1 to Aa2.

FUT SUPP 12/98